LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

COLLECTION PERIOD:       NOVEMBER 1-30, 2003                           PAYMENT DATE: DEC 15 2003
Determination Date:      Dec 09 2003                                   Report Branch:2031

---------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL       CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4       CLASS A        CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%         18.20%          26.00%        27.20%         25.60%         97.00%         3.00%
Original Pool Balance    250,000,000.00  45,500,000.00   65,000,000.00 68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00  45,500,000.00   65,000,000.00 68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Number of Contracts              14,124
Class Pass Through Rates                       1.2875%         1.4910%       2.0210%        2.7730%                      8.5000%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02000%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
   APR                        12.65830%
Initial Weighted Average
   Monthly Dealer
   Participation Fee Rate      0.00050%
Initial Weighted Average
   Adjusted APR (net of
   Monthly Dealer
   Participation) of
   Remaining Portfolio        12.65780%
Initial Weighted Average
   Remaining Term                 64.00
Initial Weighted Average
   Original Term                  68.00



---------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   Balances                  Total        Class A-1       Class A-2      Class A-3     Class A-4       Class A        Class B
---------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance       193,733,719.91           0.00   55,921,708.32 68,000,000.00  64,000,000.00 187,921,708.32  5,812,011.59
Total Note Balance       189,495,768.85           0.00   55,921,708.32 68,000,000.00  64,000,000.00 187,921,708.32  1,574,060.53

EOP:
Class Percentages               100.00%                                                                     97.00%         3.00%
Number of Current Month
   Closed Contracts                 303
Number of Reopened Loans              0
Number of Contracts - EOP        11,364
Total Pool Balance  -  EO187,744,643.35           0.00   50,112,304.06 68,000,000.00  64,000,000.00 182,112,304.06  5,632,339.29
Total Note Balance - EOP 182,352,851.13           0.00   50,112,304.06 68,000,000.00  64,000,000.00 182,112,304.06    240,547.07

Class Collateral Pool Factors0.72941140     0.00000000      0.77095852    1.00000000     1.00000000                   0.03207294

Weighted Average APR of
   Remaining Portfolio        12.60679%
Weighted Average Monthly
   Dealer Participation
   Fee Rate                    0.00006%
Weighted Average Adjusted
   APR (net of Monthly
   Dealer Participation)
   of Remaining Portfolio     12.60673%
Weighted Average
   Remaining Term                 56.02
Weighted Average
   Original Term                  68.38


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                         CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:                     Principal                                              2,352,045.84
                                      Interest                                               1,803,884.91
Early Payoffs:                        Principal Collected                                    2,542,029.69
                                      Early Payoff Excess Servicing Compensation                 1,046.78
                                      Early Payoff Principal Net of Rule of 78s Adj.         2,540,982.91           218
                                      Interest                                                  27,638.45
Liquidated Receivable:                Principal Collected                                       65,712.04
                                      Liquidated Receivable Excess Servicing Compensation            0.00
                                      Liquidated Receivable Principal Net of Rule of 78s Adj.   65,712.04            85
                                      Interest                                                     167.67
Cram Down Loss:                       Principal                                                      0.00
Purchase Amount:                      Principal                                                      0.00             0
                                      Interest                                                       0.00
                                      Total Principal                                        4,958,740.79
                                      Total Interest                                         1,831,691.03
                                      Total Principal and Interest                           6,790,431.82
Recoveries                                                                                     347,411.92
Excess Servicing Compensation                                                                    1,046.78
Late Fees & Miscellaneous Fees                                                                  36,208.40
Collection Account Customer Cash                                                             7,175,098.92
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                             4,298.32
Servicer Simple Interest Shortfall or (Excess)                                                 148,453.34
Simple Interest Excess to Spread Account                                                             0.00
Available Funds                                                                              7,327,850.58




---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION                                                                             DISTRIBUTION       SHORTFALL / DRAW
                                                                                             AMOUNT          DEFICIENCY CLAIM
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          7,327,850.58
Monthly Dealer Participation Fee                                                  28.55   7,327,822.03            0.00
Prior Unpaid Dealer Participation Fee                                              0.00   7,327,822.03
Servicing Fees:                          Current Month Servicing Fee         355,178.49
                                         Prior Period Unpaid Servicing Fee         0.00
                                         Late Fees & Miscellaneous Fees       36,208.40
                                         Excess Servicing Compensation         1,046.78
                                         Total Servicing Fees:               392,433.67   6,935,388.36            0.00
Senior Strip:                                                                 40,361.19   6,895,027.17            0.00
Certificate Insurer:                     Premium                              54,810.50   6,840,216.67            0.00
Indenture Trustee Fee                                                            552.70   6,839,663.97            0.00
Custodian Fee                                                                  3,228.90   6,836,435.07            0.00
Backup Servicer Fee                                                            3,471.06   6,832,964.01            0.00
Prior Unpaid Certificate Insurer Premium                                           0.00   6,832,964.01            0.00
Prior Unpaid Indenture Trustee Fee                                                 0.00   6,832,964.01            0.00
Prior Unpaid Custodian Fee                                                         0.00   6,832,964.01            0.00
Prior Unpaid Backup Servicing Fee                                                  0.00   6,832,964.01            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


---------------------------------------------------------------------------------------------------------------------------------
                                                                                            DISTRIBUTION     SHORTFALL / DRAW
 DISTRIBUTION CONTINUED                                                                       AMOUNT          DEFICIENCY CLAIM
---------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:           Current Month                            0.00            6,832,964.01           0.00
                                   Prior Carryover Shortfall                0.00            6,832,964.01
Class A-2 Note Interest:           Current Month                       69,482.72            6,763,481.29           0.00
                                   Prior Carryover Shortfall                0.00            6,763,481.29
Class A-3 Note Interest:           Current Month                      114,523.33            6,648,957.96           0.00
                                   Prior Carryover Shortfall                0.00            6,648,957.96
Class A-4 Note Interest:           Current Month                      147,893.33            6,501,064.63           0.00
                                   Prior Carryover Shortfall                0.00            6,501,064.63
Class A-1 Note Principal:          Current Month                            0.00            6,501,064.63           0.00
                                   Prior Carryover Shortfall                0.00            6,501,064.63
Class A-2 Note Principal:          Current Month                    5,809,404.26              691,660.37           0.00
                                   Prior Carryover Shortfall                0.00              691,660.37
Class A-3 Note Principal:          Current Month                            0.00              691,660.37           0.00
                                   Prior Carryover Shortfall                0.00              691,660.37
Class A-4 Note Principal:          Current Month                            0.00              691,660.37           0.00
                                   Prior Carryover Shortfall                0.00              691,660.37
Certificate Insurer:               Reimbursement Obligations                0.00              691,660.37           0.00

Expenses:                          Trust Collateral Agent                   0.00              691,660.37           0.00
                                   Indenture Trustee                        0.00              691,660.37           0.00
                                   Custodian                                0.00              691,660.37           0.00
                                   Backup Servicer                          0.00              691,660.37           0.00
Senior Strip Allocation                                                     0.00              691,660.37
Class B Note Interest:             Current Month                       11,149.60              720,871.96           0.00
                                   Prior Carryover Shortfall                0.00              720,871.96
Distribution to the Class B Reserve Account                            40,361.19              680,510.77
Distribution (from) the Class B Reserve Account                             0.00              680,510.77
Distribution to (from) the Spread Account                             680,510.77                    0.00




---------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
---------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:     BOP Liquidated Receivable Principal Balance            1,096,047.81
                            Liquidation Principal Proceeds                            65,712.04
                            Principal Loss                                         1,030,335.77
                            Prior Month Cumulative Principal Loss LTD              6,415,882.33
                            Cumulative Principal Loss LTD                          7,446,218.10




---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:            # OF CONTRACTS       AMOUNT        % OF TOTAL POOL BALANCE
Current                           7,921        133,053,060.02             70.87%
1-29 Days                         3,013         49,623,392.98             26.43%
30-59 Days                          225          2,779,229.92              1.48%
60-89 Days                          104          1,240,975.33              0.66%
90-119 Days                          65            645,525.27              0.34%
120 Days or More                     36            402,459.83              0.21%
Total                            11,364        187,744,643.35            100.00%


TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)


                                              Trigger         Trigger     Event of Default     Event of
                            Current Month    Threshold         Event        Threshold          Default
Average Delinquency Ratio     1.78121%         6.00%            NO            8.00%              NO
Cumulative Default Rate       3.54%            5.75%            NO            7.15%              NO
Cumulative Loss Rate          1.79%            3.03%            NO            4.24%              NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A



---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
Repossession Statistics:
                             CERTIFICATE INVENTORY                                             RECOVERY INVENTORY
                                # OF CONTRACTS       AMOUNT *                                     # OF CONTRACTS      AMOUNT *
Prior Month Inventory               46             837,952.85           Prior Month Inventory          12            247,836.85
Repurchased                          0                   0.00                     Repurchased           0                  0.00
Adj. Prior Month Inventory          46             837,952.85  Adjusted Prior Month Inventory          12            247,836.85
Current Month Repos                 31             593,292.04             Current Month Repos          50            872,472.91
Repos Actually Liquidated           42             740,160.57    Repos from Trust Liquidation           0                  0.00
Repos Liquidated at 60+                                            Repos Actually Liquidated           44            759,463.72
or 150+                              0                   0.00
Dealer Payoff                        0                   0.00                   Dealer Payoff           0                  0.00
Redeemed / Cured                     2              21,235.79                Redeemed / Cured           0                  0.00
Purchased Repos                      0                   0.00                 Purchased Repos           0                  0.00
Current Month Inventory             33             669,848.53         Current Month Inventory          18            360,846.04

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:
                              # OF CONTRACTS              AMOUNT
Current Month Balance                85                1,096,047.81
Cumulative Balance                  541                8,173,977.65
Current Month Proceeds                                    65,879.71
Cumulative Proceeds                                      725,930.85
Current Month Recoveries                                 347,411.92
Cumulative Recoveries                                  2,969,554.07




                                        RECEIVABLES LIQUIDATED AT 150 OR
                                        MORE DAYS DELINQUENT, 60 OR MORE
                                        DAYS PAST THE DATE AVAILABLE FOR                  CUMULATIVE RECEIVABLES
                                        SALE AND BY ELECTION:                            ALIQUIDATED AT 150+ AND 60+:

                                              Balance              Units                    Balance           Units
Prior Month                                  36,173.17               2                    17,685.69           2.00
Current Trust Liquidation Balance                 0.00               0                         0.00           0.00
Current Monthly Principal Payments             (375.26)
Reopened Loan Due to NSF                     42,774.60               6
Current Repurchases                               0.00               0
Current Recovery Sale Proceeds                    0.00              (6)
Deficiency Balance of Sold Vehicles         (17,214.53)
EOP                                          61,357.98               2                    17,685.69           2.00


SPREAD ACCOUNT RECONCILIATION
                                                            REQUISITE AMOUNT:      15,019,571.47
Total Deposit                            11,125,000.00
BOP Balance                              15,498,697.59
Remaining Distribution Amount               680,510.77
Simple Interest Excess to Spread Account             -
Investment Income                            11,182.75
Current Month Draw                                   -
EOP Balance Prior to Distribution        16,190,391.11

Current Spread Account Release Amount     1,170,819.64

EOP Balance                              15,019,571.47


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A



---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                           SPECIFIED CLASS B
                                                                           RESERVE BALANCE:         1,574,060.53
Total Deposit                                             2,187,500.00
BOP Balance                                               1,695,170.05
Excess Due Class B Reserve  From Spread Account           1,170,819.64
Senior Strip                                                 40,361.19
Investment Income                                             1,223.11
Current Month Draw                                                   -
EOP Balance Prior to Distribution                         2,907,573.99

Class B Reserve Account Release Amount                    1,333,513.46

EOP Balance                                               1,574,060.53

   Class B Principal Payment Amount                       1,333,513.46

   Distribution to Certificateholder                                 -



TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:



------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                       CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------

        UP TO MONTH       TRIGGER EVENT  EVENT OF DEFAULT  UP TO MONTH    TRIGGER EVENT     EVENT OF DEFAULT
             3               1.21%              1.82%            3            2.42%              3.93%
             6               2.42%              3.33%            6            4.84%              6.05%
             9               3.03%              4.24%            9            5.75%              7.15%
            12               4.84%              6.05%           12            9.08%             10.45%
            15               5.50%              6.88%           15           10.45%             12.65%
            18               6.60%              8.25%           18           13.20%             15.13%
            21               7.70%              9.63%           21           14.30%             17.60%
            24               8.53%             10.45%           24           15.68%             19.25%
            27               9.08%             11.28%           27           16.50%             20.63%
            30               9.90%             12.10%           30           18.15%             22.00%
            33               10.45%            12.93%           33           19.25%             23.65%
            36               11.00%            13.48%           36           20.08%             24.75%
            39               11.28%            13.75%           39           20.63%             25.30%
            42               11.55%            14.30%           42           21.45%             26.13%
            45               11.55%            14.30%           45           22.00%             26.13%
            48               11.55%            14.30%           48           22.00%             26.13%
            51               11.55%            14.30%           51           22.00%             26.13%
            54               11.55%            14.30%           54           22.00%             26.13%
            57               11.55%            14.30%           57           22.00%             26.13%
            60               11.55%            14.30%           60           22.00%             26.13%
            63               11.55%            14.30%           63           22.00%             26.13%
            66               11.55%            14.30%           66           22.00%             26.13%
            69               11.55%            14.30%           69           22.00%             26.13%
            72               11.55%            14.30%           72           22.00%             26.13%
------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
-----------------------------------------------------------------------
        UP TO MONTH                     TRIGGER EVENT  EVENT OF DEFAULT
                      12                    6.00%           8.00%
                      24                    7.00%           9.00%
                      72                    8.00%          10.00%
-----------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of November 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.





/s/ Maureen E. Morley
-------------------------
Maureen E. Morley
Vice President and Controller